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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): January 3, 2003


                              DAIRENE INTERNATIONAL
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             (Exact name of registrant as specified in its charter)


            Nevada                000-49721               65-0181535
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(State or other jurisdiction     (Commission            (IRS Employer
        of incorporation)          File No.)          Identification No.)



                         8260 NW 27th Street, Suite 408
                              Miami, Florida 33122
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 786-331-4005



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             ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

The Registrant's principal accountants, Sewell and Company, P.A. resigned effective as of January 3, 2003, and Registrant engaged Baum & Company, P.A. effective as of May 31, 2003 to serve as independent auditors for the Registrant for the fiscal year ending December 31, 2002.

The report of Sewell and Company, P.A. on the Registrant's financial statements for the two years ended December 31, 2001, which was the only audit report issued by Sewell and Company, P.A., did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's two most recently completed fiscal years and the subsequent interim period preceding the determination to change principal accountants, there were no disagreements with Sewell and Company, P.A. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Sewell and Company, P.A., would have caused it to make reference to the subject matter of the disagreement in connection with any reports it would have prepared on the Registrant's financial statements.
During  the  Registrant's  two most  recently  completed  fiscal  years  and the subsequent interim period preceding the decision to change principal accountants, there were no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

The Registrant requested Sewell and Company, P.A. to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of that letter dated June 4, 2003 is filed as Exhibit 16.1 to this Form 8-K. Upon receipt of the response of Sewell and Company, P.A. will be filed with an amendment to this report.
The Registrant engaged Baum & Company, P.A. as the Registrant's principal accountants effective as of May 31, 2003. During the Registrant's two most recent fiscal years and the subsequent interim period prior to engaging Baum & Company, P.A., neither the Registrant nor anyone on its behalf consulted with Baum & Company, P.A. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrant by Baum & Company, P.A. that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event. Item 7. Financial Statements and Exhibits

         c) Exhibits

            Exhibit No.        Description of Exhibit
            -----------        ----------------------

                16. 1          Letter to Sewell and Company, P.A. dated
                               June 4, 2003

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DAIRENE INTERNATIONAL



                                        By: /s/ Ed Golstein
                                            --------------------------------
June 10, 2003                               Ed Golstein
                                            President